UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 11, 2007

SPUTNIK, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333-126158

Nevada	52-2348956
(State of Incorporation)	(I.R.S. Employer Identification No.)

650 5th Street, Suite 303, San Francisco, CA	94107
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, Including Area Code: (415) 355-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant reports in this current report on Form 8-K that the Registrant's auditor relationship with Malone & Bailey, PC has ceased effective October 11, 2007.

(a)(1) Previous Independent Accountant
(i) The Registrant reports that the Registrant's auditor Malone & Bailey, PC was dismissed by the Registrant effective October 11, 2007.
(ii) Malone & Bailey, PC's reports on the Registrant's financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

(iii) The decision to dismiss Malone & Bailey, PC as the Registrant's certifying accountants was recommended and approved by the board of directors of the Registrant on October 11, 2007.
(iv) In connection with the audits of the Company's financial statements for the years ended December 31, 2006 and 2005 and any subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Malone & Bailey, PC, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports on the Company's financial statements.

(a)(2) Engagement of Mcelravy, Kinchen & Associates, PC as the Registrant's Independent Accountant.
On October 11, 2007, the Registrant's board of directors recommended and approved the engagement of Mcelravy, Kinchen & Associates, PC, as its independent accountant to audit the Registrant's financial statements for its fiscal year ended December 31, 2007.
During the years ended December 31, 2006 and 2005 and the subsequent interim periods ended March 31, 2007 and June 30, 2007, and through the date of the firm’s engagement the Registrant did not consult with Mcelravy with regard to:
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements; or
(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

(a)(3) The Registrant has provided Malone & Bailey, PC with a copy of the disclosures it is making in response to this Item. The Registrant has requested Malone & Bailey, PC to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i),(ii) and (iv) above and, if not, stating the respects in which Malone & Bailey, PC does not agree. The Registrant has filed the letter as exhibit 16 to this current report containing this disclosure.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit Number	Description
16	Letter from Certifying Accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Sputnik, Inc.
By: David LaDuke
/s/ David LaDuke
Date: October 11, 2007